UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 16, 2007

(Date of earliest event reported)

First Financial Service Corporation

(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY	61-1168311
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2323 Ring Road, Elizabethtown, Kentucky, 42701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01: Regulation FD Disclosure

On August 16, 2007, First Financial Service Corporation issued a press release declaring a 10% stock dividend on each outstanding share of the Company’s common stock in addition to its regular quarterly cash dividend. The stock dividend is payable on September 14, 2007 to shareholders of record on August 29, 2007. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01: Financial Statements and Exhibits

Attached is the press release for the 10% stock dividend.

(d)                                 Exhibits

Exhibit Number	Description
99.1	Press release dated August 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: August 17, 2007	By:	/s/ Gregory S. Schreacke
Gregory S. Schreacke
Executive Vice President
Chief Financial Officer & Chief Accounting Officer